1947-1


Western Pacific Airlines, Inc.
2864 South Circle Drive
Suite 1100
Colorado Springs, CO  80906


Subject:          Letter Agreement No. 1947-1 to
                  Purchase Agreement No. 1947 --
                  Disclosure of Confidential Information


This Letter Agreement amends Purchase Agreement No. 1947 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Western Pacific Airlines, Inc. (Buyer) relating to Model 737-300 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Buyer understands that certain commercial and financial information contained in the documents listed below (Confidential Documents) is considered by Boeing as confidential.

2. Buyer agrees that it will treat the Confidential Documents and the information contained therein as confidential and will not, without the prior written consent of Boeing, disclose such Confidential Documents or any information contained therein to any other person or entity except as may be required by (i) applicable law or governmental regulations, or (ii) for financing the Aircraft in accordance with the provisions of Article 10 of the Agreement.

3. In connection with any such disclosure or filing of the Confidential Documents, or the information contained therein pursuant to any such applicable law or governmental regulation, Buyer will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein. Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment.


P.A. No. 1947
K/WPA


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Western Pacific Airlines, Inc.
1947-1            Page 2

                       Schedule of Confidential Documents


1.       Letter Agreement No. 6-1162-JDR-393.
2.       Letter Agreement No. 6-1162-JDR-394.
3.       Letter Agreement No. 6-1162-JDR-395.
4.       Letter Agreement No. 6-1162-JDR-396.
5.       Letter Agreement No. 6-1162-JDR-397.
6.       Letter Agreement No. 6-1162-JDR-398.
7.       Letter Agreement No. 6-1162-JDR-399.
8.       Letter Agreement No. 6-1162-JDR-400.
9.       Letter Agreement No. 6-1162-JDR-401.
10.      Letter Agreement No. 6-1162-JDR-418.



Very truly yours,

THE BOEING COMPANY



By
  ----------------------
Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:                    , 1996


WESTERN PACIFIC AIRLINES, INC.



By  --------------------------

Its


P.A. No. 1947
K/WPA


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